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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 11, 1995


                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)


        New York                     0-4597                      25-0484900
 (State of other juris-            (Commission                  (IRS Employer
diction of incorporation          file number)               identification No.)

       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
              (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code: (303)812-1400



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ITEM 5.   OTHER EVENTS

          For information concerning this item, please refer to Exhibits 99.1,
99.2 and 99.3 hereto, which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

               99.1 Forest Oil Corporation press release announcing the acquisition of a majority interest in Saxon Petroleum Inc.

               99.2 Forest Oil Corporation press release announcing the first closing of the acquisition of a majority interest in Saxon Petroleum Inc.

               99.3 Purchase Agreement dated as of October 6, 1995 between Forest Oil Corporation and Saxon Petroleum Inc.

               99.4 Second Amendment dated as of July 27, 1995 to the Loan Agreement between Forest Oil Corporation and Joint Energy Development Investments Limited Partnership dated as of December 28, 1993.

               99.5 Amendment No. 1 dated as of July 27, 1995 to Rights Agreement dated as of October 14, 1993 between Forest Oil Corporation and Mellon Securities Trust Company.

               99.6 Tranche A Warrants to Purchase 19,444,444 Shares of Common Stock issued to the Anschutz Corporation dated July 27, 1995.

               99.7 Shareholders Agreement dated as of July 27, 1995 between Forest Oil Corporation and The Anschutz Corporation.

               99.8 Tranche B Warrants to Purchase 11,250,000 Shares of Common Stock issued to Joint Energy Development Investments Limited Partnership dated July 27, 1995.

               99.9 Second Amendment effective as of July 27, 1995 to Deed of Trust, Assignment of Production, Security Agreement and Financing Statement between Forest Oil Corporation and Joint Energy Development Investments Limited Partnership.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       FOREST OIL CORPORATION
                                                           (Registrant)

Dated: October 31, 1995                               By /s/Daniel L. McNamara
                                                         ----------------------
                                                          Daniel L. McNamara
                                                          Secretary

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                                  EXHIBIT INDEX

99.1 Forest Oil Corporation press release announcing the acquisition of a majority interest in Saxon Petroleum Inc.

99.2 Forest Oil Corporation press release announcing the first closing of the acquisition of a majority interest in Saxon Petroleum Inc.

99.3 Purchase Agreement dated as of October 6, 1995 between Forest Oil Corporation and Saxon Petroleum Inc.

99.4 Second Amendment dated as of July 27, 1995 to the Loan Agreement between Forest Oil Corporation and Joint Energy Development Investments Limited Partnership dated as of December 28, 1993.

99.5 Amendment No. 1 dated as of July 27, 1995 to Rights Agreement dated as of October 14, 1993 between Forest Oil Corporation and Mellon Securities Trust Company.

99.6 Tranche A Warrants to Purchase 19,444,444 Shares of Common Stock issued to the Anschutz Corporation dated July 27, 1995.

99.7 Shareholders Agreement dated as of July 27, 1995 between Forest Oil Corporation and the Anschutz Corporation.

99.8 Tranche B Warrants to Purchase 11,250,000 Shares of Common Stock issued to Joint Energy Development Investments Limited Partnership dated July 27, 1995.

99.9 Second Amendment effective as of July 27 ,1995 to Deed of Trust, Assignment of Production, Security Agreement and Financing Statement between Forest Oil Corporation and Joint Energy Development Investments Limited Partnership.